Borrowings	6 Months Ended
Jun. 30, 2012
CONDENSED NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
BORROWINGS [Text Block]
NOTE 7 — BORROWINGS
 Borrowings as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
Credit facility	$290,450	$326,050
Less current portion	(16,950)	(36,700)
Total long-term borrowings	$273,500	$289,350

As of June 30, 2012, all of our facilities are fully drawn and the total borrowings under the credit facilities amounted to $290,450. As of June 30, 2012, Navios Partners was in compliance with the financial covenants of its credit facilities.
Navios Partners' Credit Facility has a margin from 1.65% to 1.95% depending on the loan to value ratio and a repayment schedule that began in February 2011. The facility is repayable in 24 quarterly installments of $7,300 each and three quarterly installments of $12,300 each with a final balloon payment of $109,400 to be repaid on the last repayment date. In the first quarter of 2012, Navios Partners repaid $7,300 under its Credit facility and also amended its Credit Facility to prepay $27,050 of which $5,000 was paid through an existing pledged account. The prepayment will be applied in full or partial settlement of the installments of the next four quarters.
On May 27, 2011, Navios Partners entered into the May 2011 Credit Facility with the Lenders, and borrowed an amount of $35,000 to partially finance the acquisitions of the Navios Luz and the Navios Orbiter. The May 2011 Credit Facility has a maturity of seven years and is repayable in 28 quarterly installments of $625 each with a final balloon payment of $17,500 to be repaid on the last repayment date. The May 2011 Credit Facility bears interest at a rate of LIBOR plus 270 bps and also requires compliance with certain financial covenants. In the six month period ended June 30, 2012, Navios Partners repaid $1,250 under the May 2011 Credit Facility.
Navios Partners has no undrawn available facilities. Both facilities require compliance with certain financial covenants.
Amounts drawn under the facilities are secured by first preferred mortgages on Navios Partners' vessels and other collateral and are guaranteed by each vessel-owning subsidiary. The credit facilities contain a number of restrictive covenants that prohibit or limit Navios Partners from, among other things: incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels; changing the flag, class, management or ownership of Navios Partners' vessels; changing the commercial and technical management of Navios Partners' vessels; selling or changing the beneficial ownership or control of Navios Partners' vessels; and subordinating the obligations under the new credit facility to any general and administrative costs relating to the vessels, including the fixed daily fee payable under the management agreement. The credit facilities also require Navios Partners to comply with the ISM Code and ISPS Code and to maintain valid safety management certificates and documents of compliance at all times. The credit facilities also require compliance with a number of financial covenants of Navios Partners, including Net Worth, debt coverage ratios and minimum liquidity. It is an event of default under the loan facilities if such covenants are not complied with.
The maturity table below reflects the principal payments due under its credit facilities for the 12-month periods ended June 30:

Year	Amount
2013	16,950
2014	31,700
2015	36,700
2016	31,700
2017	36,700
2018 and thereafter	136,700
$290,450